Exhibit 10.15

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

Flextronics Manufacturing Services Agreement

This Flextronics Manufacturing Services Agreement (“Agreement”) is entered into this 20 day of September 2010 by and between Palo Alto Networks, Inc, having its place of business at 232 East Java Drive, Sunnyvale, CA 94089 (“Customer”) and Flextronics Telecom Systems Ltd., having its registered office at Level 3, Alexander House, 35 Cybercity, Ebene, Mauritius (“Flextronics”).

Customer desires to engage Flextronics to perform manufacturing services as further set forth in this Agreement. The parties agree as follows:

1. DEFINITIONS

Flextronics and Customer agree that capitalized terms shall have the meanings set forth in this Agreement and Exhibit 1 attached hereto and incorporated herein by reference.

2. MANUFACTURING SERVICES

2.1 Work. Customer hereby engages Flextronics to perform the work (hereinafter “Work”). “Work” shall mean to procure Materials and to manufacture, assemble, and test products (hereinafter “Product(s)”) pursuant to detailed written Specifications. Except as otherwise agreed to in writing by Customer, all Work will be performed at the Flextronics facility identified in Exhibit 2.1(a). The “Specifications” for each Product or revision thereof, shall include but are not limited to bill of materials, designs, schematics, assembly drawings, process documentation, test specifications, current revision number, and Approved Vendor List. The Specifications as provided by Customer and included in Flextronics’s production document management system and maintained in accordance with the terms of this Agreement are incorporated herein by reference as Exhibit 2.1. This Agreement does not include any new product introduction (NPI) or product prototype services related to the Products. In the event that Customer requires any such services, the parties will enter into a separate agreement. In case of any conflict between the Specifications and this Agreement, this Agreement shall prevail.

2.2 Engineering Changes. Customer may request that Flextronics incorporate engineering changes into the Product by providing Flextronics with a description of the proposed engineering change sufficient to permit Flextronics to evaluate its feasibility and cost. Flextronics will proceed with engineering changes when the parties have agreed upon the changes to the Specifications, delivery schedule and Product pricing and Customer has agreed to the implementation costs.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

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2.3 Tooling; Non-Recurring Expenses; Software. Customer shall pay for or obtain and consign to Flextronics any Product-specific tooling, equipment or software and other reasonably necessary non-recurring expenses, to be set forth in Flextronics’s quotation. All software that Customer provides to Flextronics, if any, is and shall remain the property of Customer.

2.4 Cost Reduction Projects. Flextronics agrees to seek ways to reduce the cost of manufacturing Products by methods such as elimination of Materials, redefinition of Specifications, and re-design of assembly or test methods. Upon implementation of such ways that have been initiated by Flextronics and approved by Customer, Flextronics will receive 50% of the demonstrated cost reduction for three (3) months. Customer will receive 100% of the demonstrated cost reduction upon implementation of such ways initiated by Customer. The parties agree to apply reasonable resources to cost management, with the understanding that the periodic fee discussions that the parties will conduct pursuant to Section 3.5(c) will include without limitation discussions regarding mutually-agreed cost reduction strategies.

3. FORECASTS; ORDERS; FEES; PAYMENT

3.1 Forecast. Customer shall provide Flextronics, on a monthly basis, a rolling [***] forecast indicating Customer’s monthly Product requirements (each, a “Forecast”). The first three (3) months of each Forecast will constitute Customer’s written purchase order for all Work to be completed within the first three (3) month period. Such purchase orders will be issued in accordance with Section 3.2 below.

3.2 Purchase Orders; Precedence. Customer may use its standard purchase order form for any notice provided for hereunder; provided that all purchase orders must reference this Agreement and the applicable Specifications. The parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any such purchase order, acknowledgment form or other instrument.

3.3 Purchase Order Acceptance. Purchase orders shall be deemed accepted upon receipt by Flextronics unless Flextronics provides Customer with written notice of rejection, including specific reasons for such rejection, within five (5) days of receipt of any purchase order, provided however that Flextronics may reject any purchase order: (a) that is an amended order in accordance with Section 5.2 below because the purchase order is outside the parameters of the Flexibility Table; (b) if the fees reflected in the purchase order are inconsistent with the parties’ agreement with respect to the fees; (c) if the purchase order represents a significant deviation from the Forecast for the same period, unless such deviation is within the parameters of the Flexibility Table; or (d) if a purchase order would extend Flextronics’s liability beyond Customer’s approved credit line.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

3.4 Finished Products Buffer Stock. Flextronics will, from time to time, at additional cost and fees to Customer, as set forth herein, store finished Products in Flextronics’s storage facilities in order to increase Customer’s sourcing flexibility (such finished Products, “Buffer Stock”). Customer hereby authorizes Flextronics to transfer Buffer Stock to a storage facility operated by Flextronics or by a third party, on behalf of Flextronics. The portion of the storage facility at which the Buffer Stock is stored shall be assigned to Customer for its exclusive use. Beginning on the [***] after the transfer of any Buffer Stock into such a storage facility, Customer agrees to pay a carrying charge of [***] on any Buffer Stock that has remained in storage for at least [***]. Such carrying charges shall cease to accrue as of the date any such Buffer Stock is removed from storage for any reason. Any Buffer Stock that remains in storage for [***] will be deemed purchased by Customer as of such [***], and Flextronics will have the right to invoice Customer for such Buffer Stock. Title to and risk of loss for any such Buffer Stock shall transfer from Flextronics to Customer as of the date Flextronics ships such Buffer Stock to Customer (or its designated recipient) in accordance with Section 5.1 or the date Customer removes such Buffer Stock from the storage facility, whichever is earlier.

3.5 Fees; Changes; Taxes.

(a) The fees will be agreed by the parties and will be indicated on the purchase orders issued by Customer and accepted by Flextronics. The initial fees shall be as set forth on the Fee List attached hereto and incorporated herein as Exhibit 3.5 (the “Fee List”). If a Fee List is not attached or completed, then the initial fees shall be as set forth in purchase orders issued by Customer and accepted by Flextronics in accordance with the terms of this Agreement

(b) Customer is responsible for additional fees and costs due to: (a) changes to the Specifications; (b) failure of Customer or its subcontractor to timely provide sufficient quantities or a reasonable quality level of Customer Controlled Materials where applicable to sustain the production schedule; and (c) any pre-approved expediting charges reasonably necessary because of a change in Customer’s requirements.

(c) The fees will be reviewed periodically by the parties. Any changes and timing of changes shall be agreed by the parties, such agreement not to be unreasonably withheld or delayed. By way of example only, the fees may be increased if the market price of fuels, Materials, equipment, labor and other production costs increase beyond normal variations in pricing.

(d) All fees are exclusive of federal state and-local excise, sales, use, VAT, and-similar-transfer taxes, and any duties, and Customer shall be responsible for all such items. This subsection (d) does not apply to taxes on Flextronics’s net income.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

3.6 Payment. Customer agrees to pay all properly and accurately prepared invoices in U.S. Dollars within thirty (30) days of the date of the invoice. Notwithstanding the foregoing, upon written notice to Flextronics, Customer may withhold payment for any invoice (or portion thereof) that Customer disputes in good faith. Pending settlement or resolution of the invoice (or portion thereof), Customer’s non-payment of such an invoice (or portion thereof) shall not be considered late, shall not constitute a default by Customer, and shall not entitle Flextronics to suspend or delay any Work.

3.7 Late Payment. Customer agrees to pay interest calculated at the rate of one and one-half percent (1.5%) per month or the maximum rate permitted by law, whichever is less, on all late payments. Furthermore, if Customer is late with payments, or Flextronics has reasonable cause to believe Customer may not be able to pay, Flextronics may (a) stop all Work under this Agreement until assurances of payment satisfactory to Flextronics are received or payment is received; (b) demand prepayment for purchase orders; (c) delay shipments; and (d) to the extent that Flextronics’s personnel cannot be reassigned to other billable work during such stoppage and/or in the event restart cost are incurred, invoice Customer for additional fees before the Work can resume. Customer agrees to provide all necessary financial information required by Flextronics from time to time in order to make a proper assessment of the creditworthiness of Customer.

4. MATERIALS PROCUREMENT; CUSTOMER RESPONSIBILITY FOR MATERIALS

4.1 Authorization to Procure Materials, Inventory and Special Inventory. Customer’s accepted purchase orders and Forecast will constitute authorization for Flextronics to procure, without Customer’s prior approval, (a) Inventory to manufacture the Products covered by such purchase orders based on the Lead Time and (b) certain Special Inventory based on Customer’s purchase orders and Forecast as follows: Long Lead-Time Materials as required based on the Lead Time when such purchase orders are placed and Minimum Order Inventory as required by the supplier. Flextronics will only purchase Economic Order Inventory with the prior approval of Customer.

4.2 Customer Controlled Materials. Customer may direct Flextronics to purchase Customer Controlled Materials in accordance with the Customer Controlled Materials Terms. Customer acknowledges that the Customer Controlled Materials Terms will directly impact Flextronics’s ability to perform under this Agreement and to provide Customer with the flexibility Customer is requiring pursuant to the terms of this Agreement. In the event that Flextronics reasonably believes that Customer Controlled Materials Terms will create an additional cost that is not covered by this Agreement, then Flextronics will notify Customer and the parties will agree to

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

either (a) compensate Flextronics for such additional costs, (b) amend this Agreement to conform to the Customer Controlled Materials Terms or (c) amend the Customer Controlled Materials Terms to conform to this Agreement, in each case at no additional charge to Flextronics. Customer agrees to provide copies to Flextronics of all Customer Controlled Materials Terms upon the execution of this Agreement and promptly upon execution of any new agreements with suppliers. Customer agrees not to make any modifications or additions to the Customer Controlled Materials Terms or enter into new Customer Controlled Materials Terms with suppliers that will negatively impact Flextronics’s procurement activities.

4.3 Preferred Supplier. Customer shall provide to Flextronics and maintain an Approved Vendor List. Flextronics shall purchase from vendors on a current AVL the Materials required to manufacture the Product. Customer shall give Flextronics every reasonable opportunity to be included on AVL’s for Materials that Flextronics can supply, and, if Flextronics is competitive with other vendors with respect to reasonable and unbiased criteria for acceptance established by Customer, Flextronics shall be included on such AVL’s. If Flextronics is on such an AVL and its terms of sale, including without limitation, prices, quality, ordering terms, lead time, delivery terms and warranty are competitive with other vendors on an AVL for the same Materials, Customer will raise no objection to Flextronics sourcing such Materials from itself. For purposes of this Section 4.3 only, the term “Flextronics” includes any Affiliate (defined herein) of Flextronics. “Affiliate” means, with respect to a party, any entity that controls, or is controlled by, or is under common control with a party. For the purposes of this definition, ‘control’ shall mean direct or indirect ownership of greater than fifty percent (50%) of the voting power, capital or other securities.

4.4 Customer Responsibility for Inventory and Special Inventory. Customer is responsible under the conditions provided in this Agreement for all Materials, Inventory and Special Inventory purchased by Flextronics pursuant to Flextronics’s performance of this Agreement in accordance with its terms.

4.5 Materials Warranties. Flextronics shall endeavor to obtain and pass through to Customer all vendors’ and manufacturers’ warranties with regard to the Materials (other than the Production Materials) to the extent that they are transferable, including without limitation: (i) conformance of the Materials with the vendors’ or manufacturers’ specifications and/or with the Specifications; (ii) that the Materials will be free from defects in workmanship; (iii) that the Materials will comply with Environmental Regulations; and (iv) that the Materials will not infringe the intellectual property rights of third parties. For the avoidance of doubt, the foregoing applies to any Materials that Flextronics sources from itself pursuant to Section 4.3.

5. SHIPMENTS, SCHEDULE CHANGE, CANCELLATION, STORAGE

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

5.1 Shipments.

(a) All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with the Specifications and marked for shipment to Customer’s (or its customer’s) destination as specified in the applicable purchase order. Shipments will be made EXW (Ex works, Incoterms 2000) Flextronics’s facility, at which time risk of loss and title will pass to Customer. All freight, insurance and other shipping expenses, as well as any special packing expenses not included in the original quotation for the Products, will be paid by Customer. In the event Customer designates a freight carrier to be utilized by Flextronics, Customer agrees to designate only freight carriers that are currently in compliance with all applicable laws relating to anti-terrorism security measures and to adhere to the C-TPAT (Customs-Trade Partnership Against Terrorism) security recommendations and guidelines as outlined by the United States Bureau of Customs and Border Protection and to prohibit the freight carriage to be subcontracted to any carrier that is not in compliance with the C-TPAT guidelines. Flextronics shall use commercially reasonable efforts to deliver the Products on the agreed-upon delivery dates and notify Customer of any anticipated delays. For the avoidance of doubt, Customer will be responsible for any Products that Flextronics manufactures under the then-current purchase orders and Forecast and ships to Customer in accordance with the provisions of this Section 5.1(a), whether or not Customer (or its designated freight carrier) actually takes physical possession of such Products. Customer’s responsibility will include reimbursing Flextronics for any reasonable costs or fees that Flextronics necessarily occurs to protect such Products from loss, theft or damage.

(b) If any Products are delivered subject to liens, encumbrances, claims from secured creditors or the like, and such are attributable to claims arising from Flextronics’s (not Customer’s) failure to pay vendors, suppliers, contractors, creditors or tax authorities (“Flextronics Liens”), then, provided that Customer is materially in compliance with its payment of all amounts due and owing to Flextronics hereunder, Flextronics will be responsible for clearing such Flextronics Liens.

5.2 Quantity Increases and Shipment Schedule Chang.

(a) For any accepted purchase order, Customer may (i) increase the quantity of Products or (ii) reschedule the quantity of Products and /or their shipment date as provided in the flexibility table below (the “Flexibility Table”):

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

Maximum Allowable Variance From Accepted Purchase Order Quantities/Shipment Dates

# of days before Shipment Date on Purchase Order	Allowable Quantity Increases		Maximum Quantity Reschedule		Maximum Shipment Date Reschedule Period

[***]	[	***]	[	***]	[	***]

[***]	[	***]	[	***]	[	***]

[***]	[	***]	[	***]	[	***]

[***]*	[	***]	[	***]	[	***]

[***]**	[	***]	[	***]	[	***]

[***]	[	***]	[	***]	[	***]

* — For reschedules within [***]. By way of example only: If on [***], Customer wants to reschedule Products that are scheduled for delivery on [***] (i.e., within [***]), then Customer may reschedule in accordance with this row of the Flexibility Table.

** — For reschedules outside [***]. By way of example only: If on [***], Customer wants to reschedule Products that are scheduled for delivery on [***] (i.e., in the [***]), then Customer may reschedule in accordance with this row of the Flexibility Table.

Any decrease in quantity is considered a cancellation (a “Quantity Cancellation”), unless the decreased quantity is rescheduled for delivery at a later date in accordance with the Flexibility Table. Quantity Cancellations are governed by the terms of Section 5.3 below. Any purchase order quantities increased or rescheduled pursuant to this Section 5.2(a) may not be subsequently increased or rescheduled.

(b) Any shipment date reschedule proposed by Customer that would push out the shipment date for a period longer than the applicable maximum reschedule period specified under “Maximum Shipment Date Reschedule Period” of the Flexibility Table requires Flextronics’s prior written approval, which, in its sole discretion, may or may not be granted; any such attempted or purported reschedule not approved by Flextronics shall not be valid and Customer shall remain

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

liable for shipment pursuant to the original schedule. No reschedule, even if approved by Flextronics, shall relive Customer from any obligations for any Excess Inventory, Obsolete Inventory or Aged Inventory in accordance with Section 5.3 below. In no event shall Flextronics have any obligation to hold any Inventory after it becomes either (or any combination of) Excess Inventory, Obsolete Inventory or Aged Inventory that Customer is required to purchase pursuant to any provisions of Section 5.3(d) below, and Customer shall purchase such Inventory in accordance with the applicable provisions of such section.

(c) Notwithstanding anything herein to the contrary, to the extent Flextronics requires any Inventory and/or Special Inventory to manufacture Products for Customer, Flextronics agrees to use reasonable efforts to repurchase its requirements of such Inventory and/or Special Inventory from Customer prior to purchasing such Inventory and/or Special Inventory from any vendor or supplier thereof

(d) Flextronics will use reasonable commercial efforts to meet any quantity increases, which are subject to Materials and capacity availability. All reschedules or quantity increases that exceed the applicable maximum allowable quantity increase specified under “Allowable Quantity Increases” of the Flexibility Table require Flextronics’s approval, which, in its sole discretion, may or may not be granted. If Flextronics agrees to accept a reschedule to pull in a delivery date or a quantity increase that exceeds the maximum allowable quantity increase specified under “Allowable Quantity Increases” of the Flexibility Table and if Flextronics would incur additional costs to meet such reschedule or quantity increase, Flextronics will inform Customer for its acceptance and approval in advance.

(e) Any delays in the normal production or interruption in the workflow process caused by Customer’s changes to the Specifications or failure to provide sufficient quantities or a reasonable quality level of Customer Controlled Materials where applicable to sustain the production schedule, will be considered a reschedule of any affected purchase orders for purposes of this Section 5.2 for the period of such delay.

(f) For purposes of calculating the amount of Inventory and Special Inventory subject to subsection (b), the “Lead Time” shall be calculated as the Lead Time at the time of procurement of the Inventory and Special Inventory.

5.3 Cancellation of Orders and Customer Responsibility for Inventory.

(a) Customer may not cancel all or any portion of Product quantity of an accepted purchase order without Flextronics’s prior written approval, which, in its sole discretion, may or may not be granted. No reschedule, even if approved by Flextronics, shall relive Customer

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

from any obligations for any Excess Inventory, Obsolete Inventory or Aged Inventory in accordance with this Section 5.3. In no event shall Flextronics have any obligation to hold any Inventory after it becomes either (or any combination of) Excess Inventory, Obsolete Inventory or Aged Inventory that Customer is required to purchase pursuant to any provisions of Section 5.3(d) below, and Customer shall purchase such Inventory in accordance with the applicable provisions of such section.

(b) If the Forecast provided by Customer for any period is less than the previous Forecast supplied by Customer that covers the same period, that amount will be considered canceled and Customer will be responsible for any Special Inventory purchased or ordered by Flextronics to support the previous Forecast.

(c) For purposes of calculating the amount of Inventory and Special Inventory subject to subsection (a), the “Lead Time” shall be calculated as the Lead Time at the time of (i) procurement of the Inventory and Special Inventory-cancellation of the purchase order (iii) termination-of-this-Agreement whichever is longer

(d) Notwithstanding anything to the contrary in this Agreement Customer shall be responsible for the following:

(i) Excess Inventory.

A. Carrying Charges. At the end of every calendar month, Flextronics shall report the Excess Inventory to Customer. After a validation period, which shall not exceed 15 days, Customer shall pay Flextronics Monthly Charges for the Excess Inventory.

B. Purchase of Excess. On a monthly basis, Customer shall purchase Excess Inventory that has been Excess Inventory for at least 180 days, as identified by Flextronics in each monthly report, at a price equal to the Affected Inventory Costs.

(ii) Obsolete Inventory. At the end of every calendar month, Flextronics shall report the Obsolete Inventory to Customer. After a validation period, which shall not exceed 15 days, Customer shall purchase the Obsolete Inventory at a price equal to the Affected Inventory Costs.

(iii) Aged Inventory. At the end of every calendar month, Flextronics shall report the Aged Inventory to Customer. After a validation period, which shall not exceed 15 days, Customer shall purchase the Aged Inventory at a price equal to the Affected Inventory Costs.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Palo Alto Networks, Inc.

FLEXTRONICS AND PALO ALTO NETWORKS CONFIDENTIAL

5.4 Mitigation of Inventory and Special Inventory. Prior to invoicing Customer for the amounts due pursuant to Sections 5.2 or 5.3, Flextronics will use reasonable commercial efforts for a period of thirty (30) days to return unused Inventory and Special Inventory and to cancel pending orders for such inventory, and to otherwise mitigate the amounts payable by Customer. Customer shall pay amounts due under this Section 5 within thirty (30) days of receipt of an invoice. Flextronics will ship the Inventory, Special Inventory, Excess Inventory, Obsolete Inventory and/or Aged Inventory purchased by Customer pursuant to this Section 5 to Customer promptly upon said payment by Customer. In the event Customer does not pay within thirty (30) days, Flextronics will be entitled to dispose of such Inventory, Special Inventory, Excess Inventory, Obsolete Inventory and/or Aged Inventory in a commercially reasonable manner and credit to Customer any monies received from third parties. Flextronics shall then submit an invoice for the balance amount due and Customer agrees to pay said amount within ten (10) days of its receipt of the invoice.

5.5 No Waiver. For the avoidance of doubt, Flextronics’s failure to invoice Customer for any of the charges set forth in this Section 5 does not constitute a waiver of Flextronics’s right to charge Customer for the same event or other similar events in the future.

6. PRODUCT ACCEPTANCE AND EXPRESS LIMITED WARRANTY

6.1 Product Acceptance. The Products delivered by Flextronics will be inspected and tested as required by Customer within thirty (30) days of receipt at the “ship to” location on the applicable purchase order. If Products do not comply with the express limited warranty set forth in Section 6.2 below, Customer has the right to reject such Products during such thirty (30) day period. Products not rejected during such thirty (30) day period will be deemed accepted; provided, that acceptance of the Products does not diminish in any way Customer’s rights or remedies under Section 6.2. Customer may return defective Products, freight collect, after obtaining a return material authorization number from Flextronics to be displayed on the shipping container and completing a failure report. Rejected Products will be promptly repaired or replaced, at Flextronics’s option, and returned freight pre-paid. Customer shall bear the risk of loss or damage to, as well as all shipping costs and expenses associated with, rejected Products that have been returned to Flextronics, but for which no defect is found.

6.2 Express Limited Warranties.

(a) Flextronics represents and warrants to Customer that:

(i) it will perform the Work in a good, professional and workmanlike manner;

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(ii) the Production Materials are in compliance with Environmental Regulations; and

(b) Flextronics represents and warrants to Customer that the Products will have been manufactured in compliance with the applicable Specifications and will be free from defects in workmanship for a period of 1 year from the date of shipment (such l - year period, the “Warranty Period”). Upon any failure of a Product to comply with this express limited warranty, Flextronics’s sole obligation, and Customer’s sole remedy, is for Flextronics, at its option, to promptly repair or replace such Product and return it to Customer freight prepaid. Customer shall return Products covered by this warranty freight prepaid after completing a failure report and obtaining a return material authorization number from Flextronics to be displayed on the shipping container. Repaired or replaced Products supplied by Flextronics under this Section will be warranted for the period of time remaining in the original Warranty Period for the Product, but not less than ninety (90) days. Customer shall bear the risk of loss or damage to, as well as all shipping costs and expenses associated with, Products that have been returned to Flextronics under warranty, but for which no defect is found.

(c) Notwithstanding anything else in this Agreement, this express limited warranty does not apply to, and, except as otherwise set forth in this Agreement, Flextronics makes no representations or warranties whatsoever with respect to: (i) Materials and/or Customer Controlled Materials; (ii) defects resulting from the Specifications (including the design of the Products); (iii) Products that have been abused, damaged, altered or misused by any person or entity other than Flextronics or its subcontractors or agents; (iv) first articles, prototypes, pre-production units, test units or other products not intended for commercial resale; (v) defects resulting from tooling, designs or written instructions produced or supplied by Customer, or (vi) the compliance of Materials or Products with any Environmental Regulations. Customer shall be liable for costs or expenses incurred by Flextronics related to the foregoing exclusions to Flextronics’s express limited warranty; provided that, to the extent reasonably feasible, Flextronics provides Customer with prior written notice of any costs, expenses or other amounts that Flextronics (or any Flextronics Affiliate) intends to incur and receives Customer’s prior written approval of such costs, expenses or other amounts. In no event shall Customer be responsible for any costs, expenses or other amounts that Flextronics (or any Flextronics Affiliate) incurs pursuant to this Section 6.2(c) if Flextronics (or any Flextronics Affiliate) does not comply with the foregoing conditions as to notice and approval.

(d) Customer will provide its own warranties (if any) directly to any of its end users or other third parties. Customer will not pass through to end users or other third parties the warranties made by Flextronics under this Agreement. Furthermore, Customer will not make any representations to end users or other third parties on behalf of Flextronics, and Customer will expressly disclaim any liability by its suppliers for any warranty claim or other liability concerning the Product.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

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6.3 No Representations or Other Warranties. FLEXTRONICS MAKES NO REPRESENTATIONS AND NO OTHER WARRANTIES OR CONDITIONS ON THE PERFORMANCE OF THE WORK, OR THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH CUSTOMER, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

6.4 Epidemic Failure.

(a) For the purposes of this Agreement, “Epidemic Failure” will be deemed to have occurred if during a period of [***] months from the date of shipment (the “Epidemic Period”), more than [***] of any lot, batch or other separately distinguishable manufacturing run of Products manufactured by Flextronics hereunder fail in a manner attributable to the same “root cause”.

(b) Upon the occurrence of an Epidemic Failure, Customer shall, with Flextronics’s assistance if deemed necessary by Customer, determine in an expeditious manner if such defect can be proven to arise from the same root cause and identify the nature and origin of the root cause. The parties shall cooperate and work together to determine the “root cause”. As reasonably required in connection with such analysis, Customer shall: (i) promptly notify Flextronics and provide, if known and as may then exist, a description of the failure, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates of the affected Products; and (ii) deliver or make available to Flextronics samples of the affected Products for testing and analysis.

(c) To the extent an Epidemic Failure is determined by the parties in good faith to be directly attributable to a breach of Flextronics’s express warranties as set forth in this Section that would have been detected by the applicable of the test procedures provided by Customer in the Specifications (a “Flextronics Root Cause”), then Flextronics shall, with Customer’s reasonable assistance, advice and consent: (i) promptly develop a plan to eliminate the root cause of the Epidemic Defect in all continuing production (a “Corrective Plan”), and (ii) if deemed commercially reasonable and necessary by the parties, promptly develop a plan (the “Response Plan”) to correct the problem in all units of the specific Product line that were previously sold and delivered to Customer by Flextronics during the Epidemic Period (the “Covered Units”). Flextronics shall submit the proposed Corrective Plan and (if applicable) Response Plan to Customer for Customer’s acceptance. The Response Plan may include, without limitation, a mutually-agreed

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upon logistics process for the return of, repair or replacement of, and return delivery of the Covered Units, which may include, without limitation, conducting the repair and/or replacement activity at or nearby the location of the affected Product, as well as a proposed allocation of costs for the undertakings associated with the Response Plan. Upon receiving Customer’s approval of the Corrective Plan and (if applicable) Response Plan, Flextronics shall implement the corrective action(s) described in the Corrective Plan or Response Plan, as applicable.

(d) The parties shall bear the costs and expenses of the Corrective Plan and Response plan, as applicable, as allocated to each party respective in such Corrective Plan and Response Plan. Notwithstanding the foregoing, Customer shall bear all costs and expenses of the Corrective Plan and Response Plan if the Epidemic Failure is not attributable to a Flextronics Root Cause.

7. INTELLECTUAL PROPERTY LICENSES

7.1 Licenses. Customer hereby grants Flextronics and its Affiliates a non-exclusive, non-transferable license, during the term of this Agreement, without right to sublicense, under Customer’s patents, trade secrets and other intellectual property, solely for the purpose of performing its obligations pursuant to this Agreement for Customer and solely to the extent necessary for such purpose. Customer is granted no rights under Customer’s patents, trade secrets or other intellectual property rights for any other purpose.

7.2 No Other Licenses. Except as otherwise specifically provided in this Agreement, each party acknowledges and agrees that no licenses or rights under any of the intellectual property rights of the other party are granted or intended to be granted to such other party.

8. TERM AND TERMINATION

8.1 Term. The term of this Agreement shall commence on the date hereof above and shall continue for an initial term of three (3) years thereafter unless earlier terminated as provided in Section 8.2 (Termination) or Section 10.8 (Force Majeure). After the expiration of the initial term hereunder, this Agreement shall be automatically renewed for separate but successive one-year terms unless either party provides written notice to the other party that it does not intend to renew this Agreement 180 days or more prior to the end of any term.

8.2 Termination. This Agreement may be terminated by either party (a) for convenience upon 180 days written notice to the other party, or (b) if the other party defaults in any payment to the terminating party and such default continues without a cure for a period of fifteen

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(15) days after the delivery of written notice thereof by the terminating party to the other party, (c) if the other party defaults in the performance of any other material term or condition of this Agreement and such default continues unremedied for a period of thirty (30) days after the delivery of written notice thereof by the terminating party to the other party, or (d) pursuant to Section 10.8 (Force Majeure).

8.3 Effect of Expiration or Termination. Expiration or termination of this Agreement under any of the foregoing provisions: (a) shall not affect the amounts due under this Agreement by either party that exist as of the date of expiration or termination, and (b) as of such date, the provisions of Sections 5.2, 5.3, and 5.4 shall apply with respect to payment and shipment to Customer of finished Products, Inventory, and Special Inventory in existence as of such date, and (c) shall not affect Flextronics’s express limited warranty in Section 6.2 above. Termination of this Agreement, settling of accounts in the manner set forth in the foregoing sentence shall be the exclusive remedy of the parties for breach of this Agreement, except for obligations under Sections 6.2, 9.1, 9.2, or 10.1. Sections 1, 3.5, 3.6, 3.7, 4.4, 4.5, 5.3, 5.4, 6.2, 6.3, 6.4, 7.2, 8.3, 9, and 10 shall be the only terms that shall survive any termination or expiration of this Agreement.

9. INDEMNIFICATION; LIABILITY LIMITATION

9.1 Indemnification by Flextronics. Flextronics agrees to defend, indemnify and hold harmless, Customer and its affiliates, and all directors, officers, employees, and agents (each, a “Customer Indemnitee”) from and against all claims, actions, losses, expenses, damages or other liabilities, including reasonable attorneys’ fees (collectively, “Damages”) incurred by or assessed against any of the foregoing, but solely to the extent the same arise out of are in connection with, are caused by or are related to a third-party claim relating to:

(a) any actual or threatened injury to any person (or death) or damage to property caused, or alleged to be caused, by a Product sold by Flextronics to Customer hereunder, but solely to the extent such injury or damage has been caused by the breach by Flextronics of its express limited warranties related to Flextronics’s workmanship and manufacture in accordance with the Specifications only as further set forth in Section 6.2;

(b) any actual or alleged infringement or misappropriation of any patent, copyright, mask work, trade secret or other intellectual property rights of any third party but solely to the extent that such infringement is caused by a process that Flextronics uses to manufacture, assemble and/or test the Products; provided that, Flextronics shall not have any obligation to indemnify Customer if such claim would not have arisen but for Flextronics’s manufacture, assembly or test of the Product in accordance with the Specifications; or

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(c) noncompliance with any Environmental Regulations but solely to the extent that such non-compliance is caused by a process or Production Materials that Flextronics uses to manufacture the Products; provided that, Flextronics shall not have any obligation to indemnify Customer under this Section 9.1(c) if such claim would not have arisen but for Flextronics’s manufacture, assembly or test of the Product in accordance with the Specifications.

9.2 Indemnification by Customer. Customer agrees to defend, indemnify and hold harmless, Flextronics and its affiliates, and all directors, officers, employees and agents (each, a “Flextronics Indemnitee”) from and against all Damages incurred by or assessed against any of the foregoing, but solely to the extent the same arise out of, are in connection with, are caused by or are related to a third-party claim relating to:

(a) the noncompliance of any Product (and Materials contained therein) sold by Flextronics hereunder to comply with any safety standards and/or Environmental Regulations, except to the extent any such claim is the responsibility of Flextronics under Section 9.1(c) above;

(b) any actual or threatened injury to any person (or death) or damage to any property caused, or alleged to be caused, by any Product manufactured by Flextronics under this Agreement, except to the extent any such Claim is the responsibility of Flextronics under Section 9.1(a) above; or

(c) any actual or alleged infringement or misappropriation of any patent, copyright, mask work, trade secret or other intellectual property rights of any third party by any Product, except to the extent any such claim is the responsibility of Flextronics pursuant to Section 9.1(b) above.

9.3 Procedures for Indemnification. With respect to any third-party claims, either party shall give the other party prompt notice of any third-party claim and cooperate with the indemnifying party at its expense. The indemnifying party shall have the right to assume the defense (at its own expense) of any such claim through counsel of its own choosing by so notifying the party seeking indemnification within thirty (30) calendar days of the first receipt of such notice. The party seeking indemnification shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party. The indemnifying party shall not, without the prior written consent of the indemnified party, agree to the settlement, compromise or discharge of such third-party claim.

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9.4 Sale of Products Enjoined. Should the use of any Products be enjoined for a cause stated in Section 9.1(b) or 9.2(c) above, or in the event the indemnifying party desires to minimize its liabilities under this Section 9, in addition to its indemnification obligations set forth in this Section 9, the indemnifying party’s sole responsibility is to either substitute a fully equivalent Product or process (as applicable) not subject to such injunction, modify such Product or process (as applicable) so that it no longer is subject to such injunction, or obtain the right to continue using the enjoined Product or process (as applicable). In the event that any of the foregoing remedies cannot be effected on commercially reasonable terms, then, all accepted purchase orders and the current Forecast will be considered cancelled and Customer shall purchase all Products, Inventory and Special Inventory as provided in Sections 5.3 and 5.4 hereof. Any changes to any Products or process must be made in accordance with Section 2.2 above. Notwithstanding the foregoing, in the event that a third party makes an infringement claim, but does not obtain an injunction, the indemnifying party shall not be required to substitute a fully equivalent Product or process (as applicable) or modify the Product or process (as applicable) if the indemnifying party obtains an opinion from competent patent counsel reasonably acceptable to the other party, or otherwise provides reasonable assurance to the other party, that such Product or process is not infringing or that the patents alleged to have been infringed are invalid.

9.5 No Other Liability. EXCEPT WITH REGARD TO A PARTY’S OBLIGATIONS UNDER SECTION 9.1 OR 9.2 ABOVE, AS APPLICABLE, OR A PARTY’S BREACH OF SECTION 10.1 BELOW, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY “COVER” DAMAGES (INCLUDING INTERNAL COVER DAMAGES WHICH THE PARTIES AGREE MAY NOT BE CONSIDERED “DIRECT” DAMAGES), OR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE-DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS-AGREEMENT-OR-THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

THE FOREGOING SECTION 9 STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS.

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10. MISCELLANEOUS

10.1 Confidentiality. Each party shall refrain from using any and all Confidential Information of the other party for any purposes or activities other than those specifically authorized in this Agreement. Except as otherwise specifically permitted herein or pursuant to written permission of the other party, neither party shall disclose or facilitate the disclosure of any Confidential Information of the other party to anyone, except to its employees and consultants and employees and consultants of its Affiliates who need to know such information for the performance of this Agreement and who have agreed in writing to confidentiality terms that are no less restrictive than the requirements of this Section. Each party shall use all reasonable efforts to maintain the confidentiality of all of the other party’s Confidential Information in its possession or control, but in no event less than the efforts that it ordinarily uses with respect to its own confidential information of similar nature and importance. Notwithstanding the foregoing, the receiving party may disclose Confidential Information of the other party or the existence and/or the trims and conditions of this Agreement pursuant to a subpoena or other court process only (i) after having given the disclosing party prompt notice of the receiving party’s receipt of such subpoena or other process and (ii) after the receiving party has given the disclosing party a reasonable opportunity to oppose such subpoena or other process or to obtain a protective order. Confidential Information of the disclosing party in the custody or control of the receiving party shall be promptly returned or destroyed upon the earlier of (i) the disclosing party’s written request or (ii) termination of this Agreement. Notwithstanding the foregoing, either party may disclose the existence and/or the terms and conditions of this Agreement: (i) on a confidential basis to its legal or financial advisors; (ii) as required under applicable securities regulations; or (iii) on a confidential basis to present or future providers of venture capital and/or potential private investors in or acquirers of such party. The terms and conditions of this Section 10.1 shall apply during the term of this Agreement and for three (3) years after the expiration of any termination of this Agreement.

10.2 Use of Flextronics Name is Prohibited. Customer may not use Flextronics’s name or identity or any other Confidential Information in any advertising, promotion or other public announcement without the prior express written consent of Flextronics.

10.3 Entire Agreement; Severability. This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties relating to such transactions. If for any reason a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect.

10.4 Amendments; Waiver. This Agreement may be amended only by written consent of both parties. The failure by either party to enforce any provision of this Agreement will not constitute a waiver of future enforcement of that or any other provision. Neither party will be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by a duly authorized representative of the party against which such waiver is asserted.

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10.5 Independent Contractor. Neither party shall, for any purpose, be deemed to be an agent of the other party, and the relationship between the parties shall only be that of independent contractors. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

10.6 Expenses. Each party shall pay their own expenses in connection with the negotiation of this Agreement. All fees and expenses incurred in connection with the resolution of Disputes shall be allocated as further provided in Section10.11 below.

10.7 Insurance. Flextronics and Customer agree to maintain appropriate insurance to cover their respective risks under this Agreement with coverage amounts commensurate with levels in their respective markets.

10.8 Force Majeure. In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any act of God, acts or decrees of governmental or military bodies, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, Materials unavailability, or any other cause beyond the reasonable control of the party invoking this section (collectively, a “Force Majeure”), and if such party shall have used its commercially reasonable efforts to mitigate its effects, such party shall give prompt written notice to the other party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences. Regardless of the excuse of Force Majeure, if such party is not able to perform within ninety (90) days after such event, the other party may terminate the Agreement

10.9 Successors, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. Neither party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party, not to be unreasonably withheld. Notwithstanding the foregoing, Flextronics may assign some or all of its rights and obligations under this Agreement to an Affiliate of Flextronics.

10.10 Notices. All notices required or permitted under this Agreement will be in writing and will be deemed received (a) when delivered personally; (b) when sent by confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt

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requested, postage prepaid; or (d) one (1) day after deposit with a commercial overnight carrier. All communications will be sent to the addresses set forth above or to such other address as may be designated by a party by giving written notice to the other party pursuant to this section.

10.11 Disputes Resolution; Waiver of Jury Trial.

(a) Except as expressly set forth in this Agreement, the exercise by either party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

(b) The parties acknowledge agree that it is their mutual desire to resolve all Disputes through processes that minimize the impact of Disputes (the resolution thereof) on the successful performance of this Agreement as well as the time, cost and resources (financial and otherwise) that each party may be required to allocate to resolve Disputes. Accordingly, notwithstanding anything contained in this Section 10.11 to the contrary, in the event of a Dispute, prior to referring such Dispute to arbitration pursuant to Subsection (d) of this Section 10.11, Customer and Flextronics shall attempt in good faith to resolve any and all controversies or claims relating to such Dispute promptly by negotiation commencing within ten (10) calendar days of the written notice of such Dispute by either party, including referring such matter to Customer’s then-current President and Flextronics’s then current executive in charge of manufacturing operations in the region in which the primary activities of this Agreement are performed by Flextronics. The representatives of the parties shall meet at a mutually acceptable time and place and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the Dispute for a period of four (4) weeks. In the event that the parties are unable to resolve such Dispute pursuant to this Subsection (b), then, subject to the provisions of Subsection (c) of this Section 10.11, the provisions of Subsections (d) through (p) of this Section 10.11, inclusive, shall apply.

(c) Except as otherwise provided in this Agreement, the following binding dispute resolution procedures shall be the exclusive means used by the parties to resolve Disputes. Either party may, by written notice to the other party, refer any Disputes for resolution in the manner set forth below.

(d) Any and all Disputes shall be referred to arbitration under the rules and procedures of the American Arbitration Association (“AAA”), which shall act as the arbitration administrator (the “Arbitration Administrator”).

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(e) The parties shall agree on a single arbitrator (the “Arbitrator”). The Arbitrator shall be a retired judge selected by the parties from a roster of arbitrators provided by the Arbitration Administrator; provided, that the roster will be limited to judges who have had a minimum of ten (10) years of experience either negotiating or serving as an arbitrator to resolve disputes regarding contract manufacturing services agreements or similar agreements. If the parties cannot agree on an Arbitrator within seven (7) days of delivery of the demand for arbitration (“Demand”) (or such other time period as the parties may agree), the Arbitration Administrator will select an independent Arbitrator in accordance with its rules, but subject to the qualification requirements specified herein.

(f) Unless otherwise mutually agreed to by the parties, the place of arbitration shall be San Jose, California, although, for the avoidance of doubt, the arbitrators may be selected from any rosters maintained by the Arbitration Administrator.

(g) The Federal Arbitration Act shall govern the arbitrability of all Disputes. The Federal Rules of Civil Procedure and the Federal Rules of Evidence (the “Federal Rules”), to the extent not inconsistent with this Agreement, govern the conduct of the arbitration. To the extent that the Federal Arbitration Act and Federal Rules do not provide an applicable procedure, New York law shall govern the procedures for arbitration and enforcement of an award, and then only to the extent not inconsistent with the terms of this Section. Disputes between the parties shall be subject to arbitration notwithstanding that a party to this Agreement is also a party to a pending court action or special proceeding with a third party, arising out of the same transaction or series of related transactions and there is a possibility of conflicting rulings on a common issue of law or fact.

(h) Unless otherwise mutually agreed to by the parties, each party shall allow and participate in discovery as follows:

(i) Non-Expert Discovery. Each party may (1) conduct three (3) non-expert depositions of no more than five (5) hours of testimony each, with any deponents employed by any party to appear for deposition in New York City; (2) propound a single set of requests for production of documents containing no more than twenty (20) individual requests; (3) propound up to twenty written interrogatories; and (4) propound up to ten (10) requests for admission.

(ii) Expert Discovery. Each party may select a witness who is retained or specially employed to provide expert testimony and an additional expert witness to testify with respect to damages issues, if any. The parties shall exchange expert reports and documents under the same requirements as Federal Rules of Civil Procedure 26(a)(2) & (4).

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(iii) Additional Discovery. The Arbitrator may, on application by either party, authorize additional discovery only if deemed essential to avoid injustice. In the event that remote witnesses might otherwise be unable to attend the arbitration, arrangements shall be made to allow their live testimony by video conference during the arbitration hearing.

(i) The Arbitrator shall render an award within six (6) months after the date of appointment, unless the parties agree to extend such time. The award shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law. The Arbitrator shall have authority to award compensatory damages only, and shall not award any punitive, exemplary, or multiple damages. The award (subject to clarification or correction by the arbitrator as allowed by statute and/or the Federal Rules) shall be final and binding upon the parties, subject solely to the review procedures provided in this Section.

(j) Either party may seek arbitral review of the award. Arbitral review may be had as to any element of the award.

(k) Any judicial proceeding arising out of or relating to this Agreement or the relationship of the parties, including without limitation any proceeding to enforce this Section, to review or confirm the award in arbitration, or for preliminary injunctive relief, shall be brought exclusively in a court of competent jurisdiction in the city of New York, New York (the “Enforcing Court”). By execution and delivery of this Agreement, each party accepts the jurisdiction of the Enforcing Court.

(l) Each party shall pay their own expenses in connection with the resolution of Disputes pursuant to this Section. The prevailing party in a Dispute will be entitled to recover all reasonable attorneys’ fees, costs and expenses that it incurs in connection with such Dispute in proportion to the amount of recovery of the total claims by both parties that were awarded in the prevailing party’s favor.

(m) The parties agree that the existence, conduct and content of any arbitration pursuant to this Section 10.11 shall be kept confidential and no party shall disclose to any person any information about such arbitration, except: (i) as may be required by law or by any governmental authority or for financial reporting purposes in each party’s financial statements; (ii) as required under applicable securities regulations; or (iii) on a confidential basis to present or future providers of venture capital and/or potential private investors in or acquirers of such party.

(n) IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION OR IN ARBITRATION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND

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HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WANE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW.

(o) In the event of any lawsuit between the parties arising out of or related to this Agreement, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

(p) Notwithstanding the foregoing provisions of this Section 10.11, each party reserves the right to seek injunctive or other equitable relief in a court of competent jurisdiction with respect to any Dispute related to the actual or threatened infringement, misappropriation or violation of a party’s intellectual property rights or breach of Section 10.1 (Confidentiality) hereof.

10.12 Even-Handed Construction. The terms and conditions as set forth in this Agreement have been arrived at after mutual negotiation, and it is the intention of the parties that its terms and conditions not be construed against any party merely because it was prepared by one of the parties.

10.13 Controlling Language. This Agreement is in English only, which language shall be controlling in all respects. All documents exchanged under this Agreement shall be in English.

10.14 Controlling Law. This Agreement shall be governed and construed in all respects in accordance with the domestic laws and regulations of the State of New York without regard to its conflicts of laws provisions; except to the extent there may be any conflict between the law of the State of New York and the Incoterms of the International Chamber of Commerce, 2000 edition, in which case the Incoterms shall be controlling. The parties specifically agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods, as may be amended from time to time, shall not apply to this Agreement.

10.15 Counterparts. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized representatives as of the Effective Date.

PALO ALTO NETWORKS:		FLEXTRONICS TELECOM SYSTEMS, LTD:

By:	/s/ Michael Lehman	By:	/s/ Manny Marimuthu

Print Name:	Michael Lehman	Print Name:	Manny Marimuthu
Title:	CFO	Title:	Director

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Exhibit 1

Definitions

“Affected Inventory Costs”	shall mean: (i) 110% of the Cost of all affected Inventory and Special Inventory in Flextronics’s possession and not returnable to the vendor or reasonably usable for other customers, whether in raw form or work in process, less the salvage value thereof, (ii) 105% of the Cost of all affected Inventory and Special Inventory on order and not cancelable, (iii) any vendor cancellation charges incurred with respect to the affected Inventory and Special Inventory accepted for cancellation or return by the vendor, (iv) the then current fees for any affected Product, and (v) expenses incurred by Flextronics related to labor and equipment specifically put in place to support the purchase orders and Forecasts that are affected by such reschedule or cancellation (as applicable).

“Aged Inventory”	shall mean any Inventory and/or Special Inventory for which there has been zero or insignificant consumption for such Inventory and/or Special Inventory during the prior 180 days.

“Approved Vendor List” or “AVL”	shall mean the list of suppliers currently approved to provide the Materials specified in the bill of materials for a Product

“Confidential Information”	shall mean (a) the existence and terms of this Agreement and all information concerning the unit number and fees for Products and Inventory/Special Inventory; (b) the Specifications; and (c) any other information that is marked “Confidential” or the like or, if delivered verbally, confirmed in writing to be “Confidential” within 30 days of the initial disclosure. Confidential Information does not include information that (i) the receiving party can prove it already rightfully knew at the time of receipt from the disclosing party without restrictions on use or disclosure; (ii) has come into the public domain without breach of this Agreement by or other fault of the receiving party; (iii) was received by the receiving party from a third party that had the right to disclose such information and discloses it without restrictions on its use of disclosure; (iv) the receiving party can prove it independently developed without use of or reference to the disclosing party’s Confidential Information; or (v) is disclosed with the prior written consent of the disclosing party.

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“Cost”	shall mean the cost represented on the bill of materials supporting the most current fees for Products at the time of cancellation, expiration or termination, as applicable.

“Customer Controlled Materials”	shall mean those Materials provided by Customer or by suppliers with whom Customer has a commercial contractual or non-contractual relationship.

“Customer Controlled Materials Terms”	shall mean the terms and conditions that Customer has negotiated with its suppliers for the purchase of Customer Controlled Materials.

“Customer Indemnitees”	shall have the meaning set forth in Section 9.1.

“Damages”	shall have the meaning set forth in Section 9.1.

“Disputes”	shall mean any disputes, differences, controversies and claims arising out of or relating to the Agreement.

“Economic Order Inventory”	shall mean Materials purchased in quantities, above the required amount for purchase orders, in order to achieve price targets for such Materials.

“Excess Inventory”	shall mean all Inventory and Special Inventory possessed or owned by Flextronics that is not required for consumption to satisfy the next 90 days of demand for Products under the then-current purchase order(s) and Forecast.

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“Environmental Regulations”	shall mean any hazardous substance content laws and regulations including, without limitation, those related to the EU Directive 2002/95/EC about the Restriction of Use of Hazardous Substances (RoHS).

“Fee List”	shall have the meaning set forth in Section 3.4.

“Flexibility Table”	shall have the meaning set forth in Section 5.2.

“Flextronics Indemnitee”	shall have the meaning set forth in Section 9.2.

“Force Majeure”	shall have the meaning set forth in Section 10.8.

“Inventory”	shall mean any Materials that are used to manufacture Products that are ordered pursuant to a purchase order from Customer.

“Lead Time(s)”	shall mean the Materials Procurement Lead Time plus the manufacturing cycle time required from the delivery of the Materials at Flextronics’s facility to the completion of the manufacture, assembly and test processes.

“Long Lead Time Materials”	shall mean Materials with Lead Times exceeding the period covered by the accepted purchase orders for the Products.

“Materials”	shall mean components, parts and subassemblies that comprise the Product and that appear on the bill of materials for the Product.

“Materials Procurement Lead”	shall mean with respect to any particular item of Materials, the Time” longer of (a) lead time to obtain such Materials as recorded on Flextronics’s MRP system or (b) the actual lead time, if a supplier has increased the lead time but Flextronics has not yet updated its MRP system.

“Minimum Order Inventory”	shall mean Materials purchased in excess of requirements for purchase orders because of minimum lot sizes available from the supplier.

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“Monthly Charges”	shall mean a total aggregate 1.0% monthly charge for finance carrying costs and storage and handling charges, in each case measured as a percentage of the Cost of the Inventory and/or Special Inventory and/or of the fees for the Product affected subject to the charge per month until such Inventory and/or Special Inventory and/or Product is returned to the vendor, used to manufacture Product or is otherwise purchased by Customer.

“Obsolete Inventory”	shall mean Inventory or Special Inventory that is any of the following: (a) removed from the bill of materials for a Product by an engineering change; (b) no longer on an active bill of material for any of Customer’s Products; or (c) on-hand Inventory and Special Inventory that are not required for consumption to satisfy the next 180 days of demand for Products under the then-current purchase order(s) and Forecast.

“Product”	shall have the meaning set forth in Section 2.1.

“Production Materials”	shall mean Materials that are consumed in the production processes to manufacture Products including without limitation, solder, epoxy, cleaner solvent, labels, flux, and glue. Production Materials do not include any such production materials that have been specified by the Customer or any Customer Controlled Materials.

“Special Inventory”	shall mean any Long Lead Time Materials and/or Minimum Order Inventory and/or Economic Order Inventory.

“Specifications”	shall have the meaning set forth in Section 2.1.

“Work”	shall have the meaning set forth in Section 2.1.

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EXHIBIT 2.1(a)

FLEXTRONICS FACILITY

Insert name and address of Flextronics facility

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EXHIBIT 2.1(b)

SPECIFICATIONS

Incorporated by reference only

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EXHIBIT 3.5

FEES LIST

To be attached or incorporated by reference

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.